UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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Investment Grade Municipal Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

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On November 26, 2008, Investment Grade Municipal Income Fund Inc. (the “Fund”) made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying WHITE proxy card with respect to the Annual Meeting of Shareholders of the Fund to be held on January 15, 2009. The following additional proxy solicitation materials are expected to be mailed to shareholders on January 6, 2009.

Investment Grade Municipal Income Fund Inc.
51 West 52nd Street
New York, New York 10019-6114

January 5, 2009

Dear Shareholder:

TIME IS OF THE ESSENCE – Your Fund is under attack by a group of dissident hedge fund managers that is supporting several proposals to be considered at next week’s Annual Meeting on January 15, 2009.

If approved, these dissident proposals would: (1) replace the Fund’s experienced independent directors with a slate hand-picked by the dissidents whose primary loyalty is not expected to be to the Fund and its long-term shareholders; and (2) terminate the Fund’s investment advisory agreement with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) – replacing the Fund’s advisor with an as yet unnamed manager that would be far less familiar with the Fund’s portfolio and, presumably, solely focused on the short-term goals of the dissidents.

PLEASE PROVIDE YOUR SUPPORT NOW – PRESERVE THE FUND AND DEFEAT
THESE ATTACKS – PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE

•	The dissidents’ proposals would allow them to realize short-term profits for their hedge funds, at the expense of the Fund and its long-term shareholders.
•	Despite the dissidents’ claims that their slate of director nominees would bring “talent, expertise and experience” to the Fund’s Board, none of the nominees currently serves on the board of a public company. Their own proxy materials indicate a lack of experience dealing with complicated issues that confront SEC-registered closed-end funds.
•	Western Investment LLC and other dissidents want to terminate the current advisory contract and replace UBS Global AM with a new, as yet unknown manager. This would make it easier for them to grab the Fund’s assets through a forced liquidation, incurring costs for all investors – including long-term shareholders who remain focused on an ongoing stream of tax-exempt income from a Fund that has a 16-year track record.

INSTITUTIONAL SHAREHOLDER SERVICES INC. (“ISS”), THE LEADING INDEPENDENT PROXY ADVISORY FIRM, HAS RECOMMENDED AGAINST ALL OF THE DISSIDENTS’ PROPOSALS*

ISS, the leading independent proxy advisory firm, considered the dissidents’ proposed slate of directors and the proposals that would terminate the Fund’s investment advisory relationship with UBS Global AM, and has recommended that shareholders vote AGAINST those proposals and support existing Fund management.

Whether or not you plan to attend the meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board’s nominees and proposal to approve a new advisory contract with lower contractual fees and AGAINST the dissident-supported proposals.

The Directors of Investment Grade Municipal Income Fund Inc.

If you have questions or need assistance in voting your shares, please call Georgeson Inc. toll-free at (866) 295-4328.

_____________________________
* ISS is a subsidiary of RiskMetrics Group, Inc. Permission to reference the ISS/RiskMetrics report was neither sought nor obtained.

Investment Grade Municipal Income Fund Inc.
51 West 52nd Street
New York, New York 10019-6114

January 5, 2009

Dear Shareholder:

TIME IS OF THE ESSENCE – Your Fund is under attack by a group of dissident hedge fund managers that is supporting several proposals to be considered at next week’s Annual Meeting on January 15, 2009.

If approved, these dissident proposals would: (1) replace the Fund’s experienced independent directors with a slate hand-picked by the dissidents whose primary loyalty is not expected to be to the Fund and its long-term shareholders; and (2) terminate the Fund’s investment advisory agreement with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) – replacing the Fund’s advisor with an as yet unnamed manager that would be far less familiar with the Fund’s portfolio and, presumably, solely focused on the short-term goals of the dissidents.

PLEASE PROVIDE YOUR SUPPORT NOW – PRESERVE THE FUND AND DEFEAT
THESE ATTACKS – PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE

•	The dissidents’ proposals would allow them to realize short-term profits for their hedge funds, at the expense of the Fund and its long-term shareholders.
•	Despite the dissidents’ claims that their slate of director nominees would bring “talent, expertise and experience” to the Fund’s Board, none of the nominees currently serves on the board of a public company. Their own proxy materials indicate a lack of experience dealing with complicated issues that confront SEC-registered closed-end funds.
•	Western Investment LLC and other dissidents want to terminate the current advisory contract and replace UBS Global AM with a new, as yet unknown manager. This would make it easier for them to grab the Fund’s assets through a forced liquidation, incurring costs for all investors – including long-term shareholders who remain focused on an ongoing stream of tax-exempt income from a Fund that has a 16-year track record.

INSTITUTIONAL SHAREHOLDER SERVICES INC. (“ISS”), THE LEADING INDEPENDENT PROXY ADVISORY FIRM, HAS RECOMMENDED AGAINST ALL OF THE DISSIDENTS’ PROPOSALS*

ISS, the leading independent proxy advisory firm, considered the dissidents’ proposed slate of directors and the proposals that would terminate the Fund’s investment advisory relationship with UBS Global AM, and has recommended that shareholders vote AGAINST those proposals and support existing Fund management.

To ensure your vote is heard, please enter your voting instructions up until 11:59 PM Eastern time on January 14, 2009: BY PHONE at 1-800-454-8683 or ONLINE at WWW.PROXYVOTE.COM

Whether or not you plan to attend the meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board’s nominees and proposal to approve a new advisory contract with lower contractual fees and AGAINST the dissident-supported proposals.

The Directors of Investment Grade Municipal Income Fund Inc.

If you have questions or need assistance in voting your shares, please call Georgeson Inc. toll-free at (866) 295-4328.

_____________________________
* ISS is a subsidiary of RiskMetrics Group, Inc. Permission to reference the ISS/RiskMetrics report was neither sought nor obtained.